Exhibit 10.5
SECOND AMENDMENT TO MANAGEMENT AGREEMENT

THIS SECOND AMENDMENT is entered into as of February 12, 2026 (the “Amendment”) by and among Rithm Property Trust Inc., a Maryland corporation (f/k/a Great Ajax Corp.) (“Ajax”), Great Ajax Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership,” and together with Ajax and any current or future subsidiaries of Ajax, the “Company”), and RCM GA Manager LLC, a Delaware limited liability company (the “Manager”). This Amendment amends the Management Agreement, dated as of June 11, 2024, as amended by that certain First Amendment to Management Agreement, dated as of October 18, 2024 (collectively, the “Management Agreement”), by and among Ajax, the Operating Partnership and the Manager. Capitalized terms used herein without definition shall have the meanings assigned to them in or by reference in the Management Agreement.

WHEREAS, the parties hereto have previously entered into the Management Agreement; and

WHEREAS, the parties desire to amend the Management Agreement, as and upon the terms and conditions hereinafter specified.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 12 of the Management Agreement. Section 12(b) of the Management Agreement is amended and restated in its entirety to read as follows:

“Subject to Section 13 below, the Company, upon the determination of a majority of the Ajax Independent Directors, may either terminate this Agreement without cause or, at the expiration of its term, elect not to renew this Agreement upon the determination that there has been unsatisfactory performance by the Manager that is materially detrimental to the Company pursuant to the following procedure. If the Company elects to terminate this Agreement without cause or not to renew this Agreement at the expiration of the Initial Term or any Renewal Term as set forth above, the Company, shall deliver to the Manager prior written notice of its determination to terminate this Agreement without cause or its intention not to renew this Agreement based upon the terms set forth in this Section 12(b) not less than 180 days prior to the termination date or expiration of the then existing term, as applicable, which notice shall designate the date, not less than 180 days from the date of the notice, on which the Manager shall cease to provide services under this Agreement, and this Agreement shall terminate on such date.”

2. Reference to and Effect on the Management Agreement. From and after the date of this Amendment, this Amendment shall become a part of the Management Agreement and shall be read together and shall have effect as if the provisions of the Management Agreement and this Amendment were contained in one agreement, and each reference in the Management Agreement to “this Agreement,” or “hereof,” “hereunder” or words of like import, and each reference in any other document to the Management Agreement shall mean and be a reference to such Management Agreement, as amended or modified hereby. Except as expressly amended or modified hereby, the Management Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3. Miscellaneous. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. The headings in this Amendment are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof. This Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Management Agreement.

[Signature Page Follows]

Exhibit 10.5
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above by their duly authorized representatives.

RITHM PROPERTY TRUST INC.

By:	/s/ Emma Hoelke
Name:	Emma Hoelke
Title:	Secretary

GREAT AJAX OPERATING PARTNERSHIP LP

By:	Great Ajax Operating LLC, general partner
By:	Rithm Property Trust Inc., managing member

By:	/s/ Emma Hoelke
Name:	Emma Hoelke
Title:	Secretary

RCM GA MANAGER LLC

By:	/s/ Nicola Santoro Jr.
Name:	Nicola Santoro, Jr.
Title:	Chief Financial Officer